UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 22, 2019

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01              Other Events.

On April 22, 2019, Ribbon Communications Inc. (the “Company”), Metaswitch Networks Corporation and Metaswitch Networks Ltd. (together, “Metaswitch”) agreed to a binding mediator’s proposal (the “Mediation Agreement”) that resolves the six previously disclosed lawsuits between the Company and Metaswitch (the “Lawsuits”). The Company and Metaswitch will be memorializing the Mediation Agreement in final settlement documents.

Pursuant to the terms of the Mediation Agreement, Metaswitch has agreed to pay the Company an aggregate amount of $63 million, which includes cash payments of $37.5 million during the second quarter of 2019 and $25.5 million payable in three installments annually, beginning in 2020, and such installment payments by Metaswitch will accrue interest at a rate of four percent per year.  The Company and Metaswitch have also agreed to a cross-license of all of their respective patents.

For historical information on the Lawsuits, see the disclosure under the heading “Legal Proceedings” in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2018.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements regarding entry into final settlement documents and anticipated payments by Metaswitch, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate.  All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions.  Important factors that could cause actual results to differ materially from those expressed or implied include without limitation the risk that we may not enter into final settlement documents as contemplated by the Mediation Agreement, any inability by Metaswitch to make the payments contemplated by the Mediation Agreement and the important factors discussed in our Annual Report on Form 10-K/A for the year ended December 31, 2018 and other filings with the U.S. Securities and Exchange Commission.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.  Forward-looking statements are based on the Company’s beliefs and assumptions and on information currently available to it.  The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2019	RIBBON COMMUNICATIONS INC.

	By:	/s/ Justin K. Ferguson
Name: Justin K. Ferguson
Title: Executive Vice President and General Counsel